Exhibit 10.14

DELTA APPAREL, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AND PERFORMANCE UNIT AWARD AGREEMENT

THIS RESTRICTED STOCK UNIT AND PERFORMANCE UNIT AWARD AGREEMENT (“Agreement”) is dated this ___ day of ______, 20__, by and between DELTA APPAREL, INC., a Georgia corporation (“Company”), and ____________________ (“Participant”).
WHEREAS, the Board of Directors of the Company has, pursuant to the Delta Apparel, Inc. 2010 Stock Plan (“Plan”), made an Award of the grant of Restricted Stock Units and Performance Units of the Company to the Participant and authorized and directed the execution and delivery of this Agreement;
NOW THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Participant hereby agree as follows:

Section 1.	AWARD OF RESTRICTED STOCK UNITS AND PERFORMANCE UNITS
In consideration of the services performed and to be performed by the Participant, the Company hereby awards to the Participant under the Plan a total of _________ Restricted Stock Units under Section 8c of the Plan and a total of ________ Performance Units under Section 8e of the Plan, both of which are subject to the terms and conditions set forth in this Agreement and the Plan. The value of each Restricted Stock Unit and Performance Unit shall be determined and measured by the value of one share of stock of the Company.
Section 2.    VESTING OF UNITS BASED ON SERVICE REQUIREMENTS
The Restricted Stock Unit grants are based on Service requirements and shall vest on the date on which the Company files with the Securities and Exchange Commission its annual report on Form 10-K for the Company's fiscal year ending ______ ___, 20___ (“RSU Vesting Date”).
Notwithstanding the above, occurrence of any of the following events shall cause the immediate vesting of Restricted Stock Units:

(a)	The death of the Participant; or
Except as otherwise set forth herein, the unvested portion of the Restricted Stock Unit Award shall be entirely forfeited by the Participant in the event that prior to vesting the Participant breaches any terms or conditions of the Plan, the Participant resigns from the Company, the Participant's employment with the Company is terminated for reasons other than death or Disability, or any condition(s) imposed upon vesting are not met.

(b)	Disability of the Participant.

Section 3.	VESTING OF UNITS BASED ON PERFORMANCE REQUIREMENTS
The Performance Unit grants are based on performance requirements and shall vest upon the later of the date the Board of Directors (or committee thereof, if applicable) certifies in writing that the Company achieved the following performance-based goals established by the Board of Directors (or committee thereof, if applicable) on a consolidated basis or the date on which the Company files with the Securities and Exchange Commission its annual report on Form 10-K for the Company's fiscal year ending _______ ___, 20__ (“PSU Vesting Date”):

Granted Units Earned based on Average Return on Capital Employed	Fiscal Years 20__ and 20__ Return on Capital Employed Requirement
Minimum ___%	___%
Par ___%	___%
Maximum ___%	___%
Performance Unit Awards shall be prorated between the Minimum and Maximum percentages based upon actual Return on Capital Employed results.
The Return on Capital Employed shall mean an amount calculated by dividing the sum of Delta Apparel, Inc.'s consolidated earnings before interest and tax for the 20___ and 20___ fiscal years by the sum of Delta Apparel, Inc.'s consolidated annual average capital employed for the 20___ and 20___ fiscal years.
Notwithstanding the above, occurrence of any of the following events shall cause the immediate vesting at 100% of Performance Units:

(a)	The death of the Participant; or
Except as otherwise set forth herein, the unvested portion of the Performance Unit Award shall be entirely forfeited by the Participant in the event that prior to vesting the Participant breaches any terms or conditions of the Plan, the Participant resigns from the Company, the Participant's employment with the Company is terminated for reasons other than death or Disability, or any conditions imposed upon vesting are not met.

(b)	Disability of the Participant.
Section 4.    NON-TRANSFERABILITY OF RIGHTS
The Participant shall have no right to sell, transfer, pledge, assign or otherwise assign or hypothecate any of the Participant's rights under this Agreement or, until the portion of the Awards granted hereby covering the Restricted Stock Units and Performance Units shall vest, the Restricted Stock Units and Performance Units covered by the Award granted hereby, other than by will or the laws of descent and distribution, and such rights shall be exercisable during Participant's lifetime only by the Participant.

Section 5.	PAYMENT UPON VESTING OF RESTRICTED STOCK UNITS AND PERFORMANCE UNITS
Subject to the terms and conditions of the Plan, the Company shall, as soon as practicable following the RSU Vesting Date (but no later than March 15 of the calendar year following the calendar year that includes such vesting date), deliver to you a number of Shares equal to one-half of the value of the aggregate number of Restricted Stock Units that became vested on the RSU Vesting Date and a cash payment equal to one-half of the value of the aggregate number of Restricted Stock Units that became vested on the RSU Vesting Date.
Subject to the terms and conditions of the Plan, the Company shall, as soon as practicable following the PSU Vesting Date (but no later than March 15 of the calendar year following the calendar year that includes such vesting date), deliver to you a number of Shares equal to one-half of the value of the aggregate number of Performance Units that became vested on the PSU Vesting Date and a cash payment equal to one-half of the value of the aggregate number of Performance Units that became vested on the PSU Vesting Date.
Upon payment by the Company, the respective Restricted Stock Units and Performance Units shall therewith be cancelled. The delivery of Shares and cash awards under this Section 5 shall be subject to applicable employment and income tax withholding and the terms of Section 7 herein.
Section 6.    NO DIVIDEND OR VOTING RIGHTS
The Participant acknowledges that he or she shall be entitled to no dividend or voting rights with respect to the Restricted Stock Units or Performance Units.
Section 7.    WITHHOLDING TAXES; SECTION 83(b) ELECTION

(a)
No Shares will be payable upon the vesting of a Restricted Stock Unit or Performance Unit unless and until the Participant satisfies any Federal, state or local withholding tax obligation required by law to be withheld in respect of this Award. The Participant acknowledges and agrees that to satisfy any such tax obligation the Company may deduct and retain from the Shares payable upon vesting of the Restricted Stock Units or Performance Units such number of Shares as is equal in value to the Company's minimum statutory withholding obligations with respect to the income recognized by the Participant upon such vesting (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such income). The number of such Shares to be deducted and retained shall be based on the closing price of the Shares on the day prior to the applicable RSU Vesting Date or PSU Vesting Date.

(b)
The Participant acknowledges that in the event an election under Section 83(b) of the Internal Revenue Code of 1986 is filed with respect to this Award, Participant must give a copy of the election to the Company within ten days after filing with the Internal Revenue Service.

Section 8.    ENFORCEMENT; INCORPORATION OF PLAN PROVISIONS

The participant acknowledges receipt of the Delta Apparel, Inc. 2010 Stock Plan (the “Plan”), of the Company. The Restricted Stock Units Award and Performance Units Award evidenced hereby is made under and pursuant to the Plan, and incorporated herein by reference, and the Award is subject to all of the provisions thereof. Capitalized terms used herein without definition shall have the same meanings given such terms in the Plan. The Participant represents and warrants that he or she has read the Plan and is fully familiar with all the terms and conditions of the Plan and agrees to be bound thereby.
Section 9.    MISCELLANEOUS

(a)
No Representations or Warranties. Neither the Company nor the Committee or any of their representatives or agents has made any representations or warranties to the Participant with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company, the Committee or any of their representatives or agents for an assessment of such tax or other consequences.

(b)
Employment. Nothing in this Agreement or in the Plan or in the making of the Award shall confer on the Participant any right to or guarantee of continued employment with the Company or any of its Subsidiaries or in any way limit the right of the Company or any of its Subsidiaries to terminate the employment of the Participant at any time.

(c)
Investment. The Participant hereby agrees and represents that any Shares payable upon Vesting of the Restricted Stock Units and Performance Units shall be held for the Participant's own account for investment purposes only and not with a view of resale or distribution unless the Shares are registered under the Securities Act of 1933, as amended.

(d)
Necessary Acts. The Participant and the Company hereby agree to perform any further acts and to execute and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement.

(e)
Severability. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially enforceable provision to the extent enforceable in any jurisdiction, shall nevertheless be binding and enforceable.

(f)	Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

(g)
Binding Effect; Applicable Law. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and the Participant and any heir, legatee, or legal representative of the Participant. This Agreement shall be construed, administered and enforced in accordance with and subject to the terms of the Plan and the laws of the State of Georgia.

(h)
Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding.

(i)	Amendment. This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.

DELTA APPAREL, INC.

By: ___________________________

PARTICIPANT

_______________________________